GOODWILL AND INTANGIBLES	6 Months Ended
Jun. 30, 2014
GOODWILL AND INTANGIBLES
10.	GOODWILL AND INTANGIBLES

During the six months ended June 30, 2014, we completed the Vapestick, FIN, and VIP acquisitions. As a result of these acquisitions, we recorded goodwill and intangible balances. A summary of changes in our goodwill and other intangible assets for the six months ended June 30, 2014 is as follows:

Goodwill/ Intangible	Net Balance as of December 31, 2013	Additions	Translation Adjustment	Impairment	Amortization	Net Balance as of June 30, 2014
Goodwill	—	141,410,874	1,888,114	(8,966,443)	—	134,332,545
Tradename	—	37,991,000	394,716	—	(875,954)	37,509,762
Customer relationships	—	65,243,000	341,189	—	(2,238,975)	63,345,214
Domain name and website	—	1,235,000	16,872	—	(23,665)	1,228,207

						236,415,728

Impairment

We test for impairment of goodwill on an annual basis on November 1 of each year. We will, however, test for impairment during any reporting period if certain triggering events occur. As of June 30, 2014, our FIN reporting unit was considered to have a triggering event due to the faster than expected migration of U.S. consumers from disposable products and an accompanying decrease in forecasted revenue as the Company responded through the introduction of new products. As a result of the impairment analysis, the Company recorded a $9.0 million loss on goodwill impairment. The significant change in the analysis from that used in the February FIN purchase price allocation related to the “year 1” revenue projections. These “year 1” revenue projections initially included a revenue increase of approximately 22%, while the June 30, 2014 impairment analysis reflected a projected revenue increase of approximately 7%. When estimating the fair value of goodwill, we make assumptions regarding revenue growth rates, operating cash flow margins and discount rates. These assumptions require substantial judgment as we operate in a high growth industry and have recently acquired our reporting units.

We consider company specific factors including customers, new products and demand patterns as well as industry information to arrive at these estimates. As of June 30, 2014, we have utilized a 19% discount rate in determining the loss on impairment. In calculating the discount rate, we considered estimates of the long-term mean market return, industry beta, corporate borrowing rate, average industry debt to capital ratio, average industry equity capital ratio, risk free rate and the tax rate.